Exhibit 10.2

EXECUTION COPY

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of January 30, 2026 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article 1) is among PENNANTPARK INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, the issuing banks and swingline lenders party hereto, TRUIST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”) and, solely with respect to Section 5.10 herein, PNNT INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (“PNNT Investment Holdings”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2014 (as amended by that certain First Omnibus Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement and Second Amended and Restated Guarantee and Security Agreement, dated as of May 25, 2017, that certain Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 4, 2019, that certain Third Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2021, that certain Fourth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 23, 2022, that certain Fifth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 29, 2022, that certain Sixth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2024, and that certain Seventh Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 11, 2025, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS
SECTION 1.1.
Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Eighth Amendment Effective Date” is defined in Section 4.1.

SECTION 1.2.
Other Definitions. Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

SECTION 2.1.
Amendment to Existing Credit Agreement. Subject to the occurrence of the Eighth Amendment Effective Date, the parties hereto hereby agree that the Existing Credit Agreement is hereby amended as follows:
(a)
The definition of “Covered Debt Amount” in Section 1.01 of the Existing Credit Agreement (Definitions – Defined Terms) is hereby deleted in its entirety and replaced with the following in lieu thereof:

““Covered Debt Amount” means, on any date, the sum of (x) all of the Revolving Credit Exposures of all Lenders on such date plus (y) the aggregate amount of Other Covered Indebtedness on such date minus (z) the LC Exposures fully Cash Collateralized on such date pursuant to Section 2.05(k) and the last paragraph of Section 2.09(a); provided that, (a) the 2026 May Notes, the 2026 November Notes, Permitted Amortizing Unsecured Longer-Term Indebtedness and Special Permitted Indebtedness, and (b) after the date that is the earlier of (i) the repayment in full of the Maturing Notes and (ii) the original stated maturity date of the 2026 November Notes, 50% of all Permitted Refinancing Indebtedness, in each case, shall be excluded from the calculation of the Covered Debt Amount until the date that is nine (9) months prior to the scheduled maturity date of such Indebtedness (provided that to the extent, but only to the extent, any portion of any such Indebtedness (including any portion of any Permitted Amortizing Unsecured Longer-Term Indebtedness) is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity Interests) earlier than the scheduled maturity date of such Indebtedness, such portion of such Indebtedness shall be included in the calculation of the Covered Debt Amount beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date the Borrower becomes aware that such Indebtedness is required to be paid or redeemed); provided further that, beginning on February 1, 2026 and ending on March 31, 2026, 50% of the 2026 November Notes shall be excluded from the calculation of the Covered Debt Amount. For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any Indebtedness that is required to be part of the Covered Debt Amount will be included at the then outstanding principal balance thereof.”

(b)
The definition of “Unsecured Longer-Term Indebtedness” in Section 1.01 of the Existing Credit Agreement (Definitions – Defined Terms) is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Unsecured Longer-Term Indebtedness” means Indebtedness of any Obligor (which may be Guaranteed by any other Obligor) that (a) has no amortization prior to, and a final maturity date not earlier than, six months after the Extended Final Maturity Date (it being understood that (A) none of: (w) the conversion features under convertible notes; (x) the triggering and/or settlement thereof; and (y) any cash payment made in respect thereof shall constitute “amortization” for the purposes of this definition); (B) any mandatory amortization that is contingent upon the happening of an event that is not certain to occur (including, without limitation, a change of control or bankruptcy) shall not in and of itself be deemed to disqualify such Indebtedness under this clause (a); and (C) any mandatory amortization under any Permitted Amortizing Unsecured Longer-Term Indebtedness shall not in and of itself be deemed to disqualify such Indebtedness under this clause (a); provided, with respect to clause (a)(B) and clause (a)(C), the Borrower acknowledges that any payment prior to the Extended Final Maturity Date in respect of any such obligation or right shall only be made to the extent permitted by this Agreement and immediately upon such contingent event occurring the amount of such mandatory amortization shall be included in the Covered Debt Amount), (b) is incurred pursuant to terms that are substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be no more restrictive upon the Borrower and its Subsidiaries, while any Loans or the Commitments are outstanding, than those set forth in the Loan Documents; provided that, upon the Borrower’s written request in connection with the incurrence of any Unsecured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this parenthetical of this clause (b), this Agreement will be deemed automatically amended (and, upon the request of the Administrative Agent or the Required Lenders, the Borrower shall promptly enter into a written amendment evidencing such amendment), mutatis mutandis, solely to the extent necessary such that the financial covenants and events of default, as applicable, in this Agreement shall be as restrictive as such provisions in the Unsecured Longer-Term Indebtedness) (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the capital stock of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its capital stock or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be Events of Default under this Agreement shall not be deemed to be more restrictive for purposes of this definition) and (c) is not secured by any assets of any Obligor. For the avoidance of doubt, the conversion of all or any portion of any Permitted Convertible Indebtedness constituting Unsecured Longer-Term Indebtedness into Permitted Equity Interests in accordance with Section 6.12(a), shall not cause such Indebtedness to be designated as Unsecured Shorter-Term Indebtedness hereunder.

Notwithstanding the foregoing, each of the 2026 May Notes and the 2026 November Notes shall be deemed Unsecured Longer-Term Indebtedness in all respects despite the fact that the maturity dates of the 2026 May Notes and the 2026 November Notes are prior to the Final Maturity Date so long as the 2026 May Notes and the 2026 November Notes continue to comply with all other requirements of the above definition; provided that, except as provided in the definition of “Covered Debt Amount” (x) from and after the date that is 9 months prior to the scheduled maturity date of the 2026 May Notes, the 2026 May Notes shall be included in the Covered Debt Amount and (y) from and after the date that is 9 months prior to the scheduled maturity date of the 2026 November Notes, the 2026 November Notes shall be included in the Covered Debt Amount.

ARTICLE III

[RESERVED]

ARTICLE IV

CONDITIONS TO EFFECTIVENESS
SECTION 4.1.
Effective Date. This Amendment shall become effective on the date (the “Eighth Amendment Effective Date”) that each of the following conditions have been satisfied:
(d)
The Administrative Agent shall have received from each party hereto (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and
(e)
The Administrative Agent shall have received evidence of the payment by the Borrower of any fees and expenses due and payable by the Borrower to the Lenders and the Administrative Agent on the Eighth Amendment Effective Date that the Borrower has agreed to pay in connection with this Amendment.

ARTICLE V

MISCELLANEOUS
SECTION 5.1.
Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement each constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) immediately prior to the effectiveness of this Amendment, no Default or Event of Default shall exist and, upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
SECTION 5.2.
References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby and each reference to the Existing Credit Agreement in the other Loan Documents and in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.
SECTION 5.3.
Effect on Existing Agreements. Except as specifically amended above, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment does not constitute a novation or termination of the Secured Obligations (as defined in the Guarantee and Security Agreement) under the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.
SECTION 5.4.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement, the Credit Agreement, the other Loan Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.
SECTION 5.5.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5.6.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 5.7.
Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 5.8.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic communication (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 5.9.
[Reserved].
SECTION 5.10.
Reaffirmation.
(a)
The Borrower hereby reaffirms, ratifies and confirms that after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by the Borrower pursuant to, and the terms and conditions of, the Guarantee and Security Agreement and the other Security Documents remain unaltered and in full force and effect and secure the Secured Obligations.
(b)
PNNT Investment Holdings (i) hereby consents to the terms of this Amendment and the Credit Agreement, (ii) hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect.
SECTION 5.11.
[Reserved].

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PENNANTPARK INVESTMENT CORPORATION,
as Borrower

By: /s/ Jeffrey S. Sion
Name: Jeffrey S. Sion
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Eighth Amendment

Agreed and acknowledged solely with respect to Section 5.10:

PNNT INVESTMENT HOLDINGS, LLC

By:/s/ Jeffrey S. Sion
Name: Jeffrey S. Sion
Title: Authorized Signatory

Signature Page to Eighth Amendment

TRUIST BANK,
as the Administrative Agent, Swingline Lender, Issuing Bank and a Lender

By: /s/ Hays Wood
Name: Hays Wood
Title: Managing Director

Signature Page to Eighth Amendment

ING CAPITAL LLC,
as a Lender

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director

Signature Page to Eighth Amendment

REGIONS BANK,
as a Lender

By: /s/ Brian Sandler
Name: Brian Sandler
Title: Managing Director

Signature Page to Eighth Amendment

CIBC BANK USA,
as a Lender

By: /s/ Nick Koziak
Name: Nick Koziak
Title: Managing Director

Signature Page to Eighth Amendment

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Bryan Rizzardi
Name: Bryan Rizzardi
Title: Director

Signature Page to Eighth Amendment

WESTERN ALLIANCE BANK,
as a Lender

By: /s/ Tyler Peterson
Name: Tyler Peterson
Title: Director

Signature Page to Eighth Amendment

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

Signature Page to Eighth Amendment

CITY NATIONAL BANK,
as a Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

Signature Page to Eighth Amendment

RAYMOND JAMES BANK,
as a Lender

By: /s/ Camilo Rincon
Name: Camilo Rincon
Title: Vice President

Signature Page to Eighth Amendment